UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2008
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	1-32669	20-2868245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 N. Robinson, Suite 300
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)
(405) 775-5000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (e)     As previously announced, Dennis L. Wanlass has been appointed to the Tronox Incorporated board of directors, effective Aug. 15, 2008. In addition, the board of directors named Wanlass interim chairman and chief executive officer. In connection therewith, Mr. Wanlass’ annual salary was increased from $500,000 to $640,000.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2008

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
	Name:	Michael J. Foster
	Title:	Vice President